UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    April 25, 2006
                                                     ---------------------------


                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-13988                  36-3150143
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL                        60181
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (630)571-7700
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 11

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 2.02-Results of Operations and Financial Condition                     3

Signatures                                                                  3

Exhibit Index                                                               4

Item 2.02-Results of Operations and Financial Condition
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On April 25, 2006, DeVry Inc. issued a press release announcing the Company's fiscal 2006 third quarter operating results and 2006 spring term enrollment figures. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    DEVRY INC.
                                                    ----------
                                                   (REGISTRANT)



Date: April 25, 2006                               /s/Ronald L. Taylor
                                                   -------------------
                                                   Ronald L. Taylor
                                                   Chief Executive Officer




Date: April 25, 2006                               /s/Norman M. Levine
                                                   -------------------
                                                   Norman M. Levine
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                       Description                           Numbered Page
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99.1     Press release announcing the Company's fiscal 2006 third
         quarter operating result and 2006 spring term enrollment
         figures.                                                      5-11